                                                                    Exhibit 3.32

                                 New York State
                               Department of State
                     Division of Corporations, State Records
                           and Uniform Commercial Code
                                Albany, NY 12231

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                     _______________________________________
                  (Insert Name of Domestic Limited Partnership)

          Under Section 121-201 of the Revised Limited Partnership Act

FIRST: The name of the limited partnership is: _________________________________
________________________________________________________________________________

SECOND: The county within this state in which the office of the limited partnership is to be located is:________________________________________________

THIRD: The Secretary of State is designed as agent of the limited partnership upon whom process against it may be served. The address to which the Secretary of State shall forward copies of process accepted on behalf of the limited partnership is:_________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

FOURTH: The name and business or residence street address of each general partner is:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

FIFTH:   The latest date on which the limited partnership is to dissolve is:
______________________________________________________________________________

x_________________________________        ________________________________
  (Signature of General Partner)          (Type or print name)

x_________________________________        ________________________________
  (Signature of General Partner)          (Type or print name)



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                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                     _______________________________________
                  (Insert Name of Domestic Limited Partnership)

          Under Section 121-201 of the Revised Limited Partnership Act

Filed by:         ___________________________
                  (Name)

                  ___________________________
                  (Mailing address)

                  ___________________________
                  (City, State and Zip code)

NOTE: This form was prepared by the New York Department of State for filing a certificate of limited partnership for a domestic limited partnership. It does not contain all optional provisions under the law. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that legal documents be prepared under the guidance of an attorney. The certificate must be signed by all general partners. This certificate must be accompanied by a fee of $200.

_____________________________________________________________________________
(For office use only).

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